UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant  [  ]

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[  ]  Preliminary Proxy Statement

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[X]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to ss.240.14a-11 or ss.240.14a-12

Canada Southern Petroleum Ltd.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CANADA SOUTHERN PETROLEUM LTD.

Annual General Meeting of Shareholders

June 15, 2004

Dear Shareholder:

It is a pleasure for us to extend to you a cordial invitation to attend the 2004 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held in the Royal Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta, Canada T2P 0H9 (Telephone 403-266-3876), Tuesday, June 15, 2004 at 11:00 A.M.

While we are aware that most of the Company’s shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting.  Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope.  Regardless of the number of shares you own, your vote is important.

In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card.  Under the abandoned property law of some jurisdictions, a shareholder may be considered “missing” if that shareholder has failed to communicate with the Company in writing.  To that end, the return of your proxy vote card qualifies as written communication.

The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

As in the past, members of management will review with you the Company’s results and will be available to respond to questions.

We look forward to seeing you at the meeting.

Sincerely,

John W. A. McDonald

April 29, 2004

President and Chief Executive Officer

CANADA SOUTHERN PETROLEUM LTD.

#250, 706 – 7th Avenue S.W.

Calgary, Alberta Canada T2P 0Z1

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the “Company”) will be held in the Royal Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta, Canada T2P 0H9 (Telephone 403-266-3876), on Tuesday, June 15, 2004 at 11:00 A.M., local time, to receive and consider the report of the auditors and the financial statements for the year 2003 and for the following additional purposes:

1.

To elect one director of the Company;

2.

To ratify the appointment of independent auditors of the Company for the fiscal year ending December 31, 2004 and to authorize the Audit Committee of the Board of Directors to fix the remuneration of such auditors;

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

This notice and proxy statement are being sent to shareholders of record at the close of business on April 27, 2004 together with the enclosed proxy, to enable such shareholders to state their instructions with respect to the voting of the shares.  Proxies should be returned in the reply envelope provided.

By Order of the Board of Directors,

D. Michael G. Stewart

Secretary

April 29, 2004

RETURN OF PROXIES

WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.

CANADA SOUTHERN PETROLEUM LTD.

#250, 706 – 7th Avenue S.W.

Calgary, Alberta Canada T2P 0Z1

___________________

PROXY STATEMENT

2004 ANNUAL GENERAL MEETING

___________________

GENERAL INFORMATION

THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CANADA SOUTHERN PETROLEUM LTD. (the “Company”) for use at the 2004 Annual General Meeting of Shareholders to be held in the Royal Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta, Canada T2P 0H9 (Telephone 403-266-3876), on Tuesday, June 15, 2004 at 11:00 A.M., local time, and at any adjournments or postponements thereof.  The notice of meeting, proxy statement and proxy are being mailed to shareholders on or about May 17, 2004.

The Company expects to solicit proxies primarily by mail.  To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies.  In addition, the Company has retained The Corporate Advisory Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $4,000 plus out-of-pocket expenses.  The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Currency and Exchange Rate

All monetary figures are stated in Canadian currency unless otherwise indicated.  The exchange rate at April 23, 2004 was $1.00 Canadian = U.S. $0.7381.

Voting of Proxies and Record Date

Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made.  If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders: (1) in favor of the election of Mr. John W. A. McDonald as a director of the Company; and (2) in favor of ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and in favor of authorizing the Audit Committee of the Board of Directors to fix the remuneration of the auditors.

The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting.  Other than the election of one director and the ratification of the appointment of Ernst & Young LLP as independent auditors, the Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

The total number of outstanding shares of the Company was 14,417,770 Limited Voting Shares at April 27, 2004.  Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum.  The director nominee who receives the highest number of votes cast will be elected to the Board of Directors.  A simple majority of the votes cast is required to approve Proposal Number 2 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company’s Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares.  Article 8 of the Company’s Articles of Continuance (dated June 4, 1980) provides as follows:

8.

Voting Restrictions

With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:

(i)  with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

(ii)  with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

(iii)  with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

That for all purposes of these Articles:

(a)

Any entity or group in the nature of and including:

(i)

a corporation, its subsidiaries and affiliates; or

(ii)

a trust; or

(iii)

two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or

(iv)

an association, partnership, joint or common venture; or

(v)

all shareholders, security holders, officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

shall be deemed to be one person;

(b)

One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

(c)

No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

(d)

In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

(e)

If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

The list of shareholders is available for inspection during usual business hours at the offices of Patterson Palmer, Suite 1600, 5151 George Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders.  The list of shareholders was prepared as of April 27, 2004, the record date fixed for determining shareholders entitled to notice of the Annual General Meeting of Shareholders.  If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote.  Abstentions and brokers non-votes will be counted neither as votes “in favor” nor votes “against” any matter brought before the meeting.

Revocation of Proxies

Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including June 14, 2004, the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 15, 2004, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy.  To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., #250, 706 – 7th AVENUE S.W., CALGARY, CANADA, T2P 0Z1, ATTENTION: MR. RANDY DENECKY, CHIEF FINANCIAL OFFICER.

BUSINESS OF THE MEETING

PROPOSAL ONE

  THE ELECTION OF ONE DIRECTOR

One director is to be elected to hold office for a term of five years which expires at the Annual General Meeting of Shareholders in 2009 pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders.  Mr. Timothy L. Largay, a director since 1997, has declined to stand for re-election to the Board.  John W. A. McDonald, President and Chief Executive Officer of the Company, has been nominated by the Board of Directors, acting as the newly-established Corporate Governance & Nominating Committee, for election to the Board of Directors to succeed Mr. Largay.  The named Proxies will vote the shares represented by the proxy for the election of John W. A. McDonald unless otherwise directed. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting:

Name	Date Present Term of Office Expires	Principal Occupation During Last Five Years*	Director Since	Other Offices Held with Company

Nominee for a five year term expiring at the 2009 Annual Meeting:

John W. A. McDonald	Director Nominee

Mr. McDonald has served as President and Chief Executive Officer since April 1, 2004. Prior to joining the Company, he worked at AltaGas Services Inc. where most recently he was in charge of that company’s exploration and production subsidiary.  From 1989 to when he joined AltaGas in 1994, he held vice president positions in operations, supply and marketing for Western Gas Marketing Limited, a subsidiary of TransCanada Pipelines Limited. From 1971 until joining TransCanada, Mr. McDonald worked for Imperial Oil Limited/Esso Resources Canada Limited in positions of increasing responsibility dealing with corporate planning, and oil and gas production.  Mr. McDonald holds Bachelor (highest distinction) and Master of Engineering degrees from Carleton University (Ottawa) and an M.B.A. from University of Toronto. Age fifty-nine.

			N/A	President; Chief Executive Officer

Directors continuing in office:

Richard C. McGinity	2005 Annual Meeting	Mr. McGinity has been President since 1986 of School Street Capital Group, an investment-banking firm with offices in Boston, Philadelphia, New Orleans, Jackson Hole, Wyoming and Ann Arbor, Michigan. The firm serves companies seeking expansion financing or merger and acquisition advisory services. Age sixty.	2002	Chairman of the Board; (1)(2)(3)(4)(5)

Arthur B. O’Donnell	2006 Annual Meeting	Mr. O’Donnell, a CPA, served as an officer of the Company for many years prior to his retirement in 1994. Age seventy-nine.	1997	(1)(2)

Myron F. Kanik	2007 Annual Meeting	Mr. Kanik is President of Kanik and Associates Ltd., a consulting firm. He has been a director of AltaGas Energy Services Inc., a Calgary based natural gas company, since June 1, 2001. Mr. Kanik was president of the Canadian Energy Pipeline Association from 1993 to 1999 and was Deputy Minister for the Alberta Department of Energy from 1985-1993. Age sixty-three.	2002	(1)(3)(4)(5)

D. Michael G. Stewart	2008 Annual Meeting

Mr. Stewart is the principal of a privately held Ballinacurra Group of investment companies and has been active in the Canadian energy industry for over 30 years.  He graduated from Queen’s University in 1973 with a Bachelor of Science with Honours degree in Geological Sciences.  He is a Professional Engineer and a member of The Association of Professional Engineers, Geologists and Geophysicists of Alberta.  During the 1973 to 2002 period, Mr. Stewart held a number of senior executive positions with Westcoast Energy Inc. including Executive Vice President, Business Development; President, Westcoast Energy International Inc.; Chairman, Westcoast Power Inc.; and President and Chief Executive Officer of Westcoast Gas Services Inc.  Mr. Stewart sits on the Board of Directors of a number of public and private companies.   Age fifty-two.

			2003	Secretary; (1)(2)(3)(5)

________________________

(1)

Member of the Corporate Governance & Nominating Committee.

(2)

Member of Audit Committee.

(3)

Member of the Operations Committee.

(4)

Member of the Executive Committee (2003 ad hoc committee).

(5)

Member of the Independent Committee (2003 ad hoc committee).

The Company is not aware of any arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director.  There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Management and the Board recommend that you vote FOR Proposal One.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed, subject to shareholder ratification, Ernst & Young LLP, which has served the Company since its organization in 1954, to audit the accounts of the Company for the fiscal year ending December 31, 2004.  A vote for or against the ratification of the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy.  Unless otherwise specified, the named proxies will vote the shares represented by the enclosed proxy in favor of the ratification of the appointment of Ernst & Young LLP and to authorize the Audit Committee to fix the remuneration of such auditors.  Representatives of Ernst & Young LLP are expected to be present at the Annual General Meeting.

Management and the Board recommend that you vote FOR Proposal Two.

OTHER BUSINESS

All items of business for our annual general meeting are stated in this Proxy Statement.  We are not aware of any other business to be presented.  If other matters of business, not presently known, properly come before the meeting, it is intended that the persons named in the Proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

The following table sets forth information as to the number of shares of the Company’s Limited Voting Shares owned beneficially on April 27, 2004 by (a) each of the Company’s directors and executive officers, (b) the nominee for director, and (c) by all executive officers and directors of the Company as a group.

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Shares Held Directly or Indirectly	Exercisable Options	Percent of Class

John W. A. McDonald	-	-	*
Randy L. Denecky	-	45,000	*
Myron F. Kanik	-	50,000	*
Timothy L. Largay	3,615	50,000	*
Richard C. McGinity	1,000	50,000	*
Arthur B. O’Donnell	1,654	-	*
D. Michael G. Stewart	-	50,000	*
Directors and Executive Officers as a Group (a total of 7)	6,269	245,000	1.7%

________________________

*

The percent of class owned is less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Limited Voting Shares to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the U.S. Securities and Exchange Commission (the “SEC”).  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that during the year ended December 31, 2003, its executive officers and directors complied with all applicable filing requirements.

Changes in Control

The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

CORPORATE GOVERNANCE

Director Independence

The Board has determined, with the assistance of outside counsel, that all of the current members of the Board of Directors are “independent” under applicable laws and regulations.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics.  Under this Code, all directors, officers and employees (“Employees”) must demonstrate a commitment to ethical business practices and behavior in all business relationships, both within and outside of Canada Southern.  All Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company’s business.  Any waivers of or changes to the Code of Business Conduct and Ethics must be approved by the Board and appropriately disclosed.

The Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.cansopet.com and it is our intention to provide disclosure regarding waivers of or amendments to the policy by posting such waivers or amendments to the website in the manner provided by applicable law.

Committees of the Board of Directors

The Board currently has three (3) standing committees: the Corporate Governance & Nominating Committee, the Audit Committee, and the Operations Committee.  The Company has no standing compensation committee.  The functions that would be performed by this committee are performed by the full Board of Directors.  The Audit Committee and Corporate Governance & Nominating Committee of the Board have adopted written charters.  The Audit Committee Charter was revised on February 26, 2004 and is included as Appendix A hereto.  The Corporate Governance & Nominating Committee charter was adopted on March 12, 2004.  Copies of both Committee charters are available on the Company’s website at www.cansopet.com.

During 2003, the Company also had two (2) ad hoc committees: the Executive Committee and the Independent Committee, the functions of which are described below.

Director	Committees (Number of Members)
	Standing			Ad Hoc
	Corporate Governance & Nominating (5)	Audit (3)	Operations (3)	Executive (3)	Independent (3)
Myron F. Kanik	√		√	√	√
Timothy L. Largay	√			√
Richard C. McGinity	Chair	√	√	√	√
Arthur B. O’Donnell	√	√
D. Michael G. Stewart	√	Chair	√		√

Summary of Board and Committee Meetings Held

Board of Directors	19
Corporate Governance & Nominating(1)	-
Audit Committee	5
Operations Committee	8
Executive Committee	4
Independent Committee	9

(1)

The Corporate Governance & Nominating Committee was established by Board resolution on March 12, 2004.

Record of Attendance

Each director attended at least 75% of the total number of meetings of the Board and its committees on which such director served during the year, as indicated in the following table.  All directors attended the 2003 Annual General Meeting of Shareholders.  Directors are expected, but not required, to attend the 2004 Annual General Meeting of Shareholders.

Meetings Attended
Director	Board	Committee
Benjamin W. Heath(1)	5 of 5	n/a
Myron F. Kanik	19 of 19	21 of 21
Timothy L. Largay	18 of 19	4 of 4
Richard C. McGinity	19 of 19	24 of 26
Arthur B. O’Donnell	17 of 19	5 of 5
D. Michael G. Stewart(2)	14 of 14	20 of 20

(1)

Mr. Heath did not stand for re-election to the Board of Directors on June 24, 2003.  Mr. Heath was not a member of any committee of the Board in 2003.

(2)

Mr. Stewart was elected to the Board of Directors on June 24, 2003.

Committee Functions

Corporate Governance & Nominating Committee

The members of the Corporate Governance & Nominating Committee currently consist of all of the members of the Board, provided that each member of the Committee is determined by the Board to be “independent” under applicable laws and regulations.  The Board has determined, with the assistance of outside counsel, that all of the current members of the committee are independent.

The functions of the Corporate Governance & Nominating Committee, as set forth in its charter, are to (i) advise the Board with respect to the corporate governance principles, standards and requirements applicable to the Company, (ii) advise the Board with respect to Board composition, procedures and committees, (iii) oversee the evaluation and compensation of the Board, and (iv) recommend to the Board individuals qualified to serve as directors of the Company and on Committees of the Board.

Audit Committee

The members of the Audit Committee are Mr. Stewart, Chairman (appointed to the Committee on June 24, 2003 and named Chairman on August 20, 2003), and Messrs. McGinity and O’Donnell, each of whom the Board has determined, with the assistance of outside counsel, to be “independent” under applicable laws and regulations.

The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and is an audit committee financial expert, as such term is defined under SEC regulations, by virtue of having the following attributes through relevant education and/or experience:

(1)

An understanding of generally accepted accounting principles and financial statements;

(2)

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(3)

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)

An understanding of internal controls and procedures for financial reporting; and

(5)

An understanding of audit committee functions.

The functions of the Audit Committee, as set forth in its charter, include, but are not limited to, the following:

-

serve as an independent and objective party assisting the Board to fulfill its oversight responsibilities with respect to the financial reports and information provided by the Company, the Company’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence;

-

meet periodically, as deemed necessary, in separate private sessions with management and the independent auditors to discuss and review the quality of the Company’s financial reporting and legal and regulatory compliance and the performance of its external auditors;

-

select, in its sole authority, the Company’s independent auditors, subject to ratification by the shareholders, and approve any non-audit relationship with the Company’s independent auditors;

-

review and approve, in advance, the services, fees and other compensation to be paid to the independent auditors for all audit and permitted non-audit services;

-

establish procedures to receive and address complaints regarding accounting, internal accounting controls and auditing matters, including the establishment of a procedure to receive employees’ confidential, anonymous submissions of concerns regarding accounting, internal accounting controls or auditing matters;

-

discuss with management periodically the Company’s exposure to financial risk and monitor steps being taken to control such exposures;

-

prepare the audit committee report required by the Securities and Exchange Commission for inclusion in our annual meeting proxy statement; and

-

comply with any additional requirements set forth in the Audit Committee’s charter.

The Audit Committee has the authority to institute special investigations and to retain outside advisors as it deems necessary in order to carry out its responsibilities.  The Audit Committee report appears on page 19 of this Proxy Statement.

Operations Committee

The Operations Committee consists of Messrs. Kanik, McGinity and Stewart and was established by Board resolution on June 23, 2003 to review operational matters requiring Board attention, and make recommendations to the full Board regarding disposition of such matters.  The Committee met formally eight times during 2003 and all members were present for at least 75% of the meetings.  The Committee also met informally with management on numerous occasions.

Executive Committee

The Executive Committee consists of Messrs. Kanik, Largay and McGinity and was established by Board resolution on April 1, 2003.  At its inception, the purposes of the Executive Committee were twofold:  (i) review operational matters requiring Board attention, and make recommendations to the full Board regarding their disposition, and (ii) seek to advance settlement negotiations with the defendants in the Kotaneelee litigation.  The first purpose of the Executive Committee was assumed by the Operations Committee of the Board upon its inception on June 23, 2003.  The latter purpose was assumed by the full Board in mid-July of 2003 when it became clear that the defendants as a group had become willing to discuss settlement, and as the pace of settlement discussions accelerated.  The Executive Committee met formally four times between April and mid-July of 2003 and all members were present.  During the same period it also met briefly and informally a similar number of times.

Independent Committee

The Independent Committee was established by Board resolution on August 11, 2003 to determine what amounts, if any, were payable pursuant to the contingent interests.  The Committee retained independent outside counsel to assist in the matter.  The Committee consisted of Messrs. Kanik, McGinity and Stewart, all of whom had no direct or indirect personal interest in the contingent interests.  The Committee met formally nine times during 2003 and all members were present.

Consideration of Director Nominees

Stockholder Nominees

The Corporate Governance & Nominating Committee will consider all properly submitted stockholder recommendations of candidates for election to the Board of Directors. The Company’s Bylaws permit stockholders to nominate candidates for election to the Board of Directors provided that such nominees are recommended in writing pursuant to Article 110A of the Company’s Articles of Association.  To be included in the notice of meeting and related proxy statement relating to the Company’s Annual General Meeting, the proposal must be received by the Company not less than 120 days before the date of the Company’s proxy statement released to shareholders in connection with the immediately preceding annual meeting of the Company’s stockholders.  In order for a shareholder to properly bring the proposal forward in person at the Company’s Annual General meeting, the shareholder’s notice must be received by the Company on or before the date which is not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of the Company’s stockholders.  In evaluating the candidacy of director nominees recommended by stockholders, as with all other possible director nominees, the Corporate Governance & Nominating Committee will apply the qualifications and other criteria set forth under “Director Qualifications.”

Any stockholder recommendations for director nominees should include the candidate name and qualifications as well as the stockholder’s name and should be sent in writing to:

Canada Southern Petroleum Ltd.

#250, 706 - 7th Avenue S.W.

Calgary, Alberta, Canada T2P 0Z1

Attention: Corporate Secretary

facsimile: (403) 261-5667

Identifying and Evaluating Nominees for Directors

The Corporate Governance & Nominating Committee is responsible for leading the search for individuals qualified to serve as directors. The Corporate Governance & Nominating Committee evaluates candidates for nomination to the Board, including those recommended by stockholders, and conducts appropriate inquiries into the backgrounds and qualifications of possible candidates. The Corporate Governance & Nominating Committee may retain outside consultants to assist in identifying director candidates in its sole discretion, but did not engage any outside consultants in connection with selecting Mr. McDonald as the nominee for election at the 2004 annual meeting. The Corporate Governance & Nominating Committee is responsible for recommending to the Board those director nominees to be presented for election at meetings of the stockholders. Stockholders may recommend possible director nominees for consideration by the Corporate Governance & Nominating Committee as indicated above.

Mr. McDonald was recommended to the Corporate Governance & Nominating Committee by a non-management director.

Director Qualifications

All candidates must possess the requisite skills and characteristics the Board deems necessary. In addition to an assessment of a director’s independence under applicable law, the Corporate Governance and Nominating Committee considers diversity, age, skills, and industry experience in the context of the needs of the Board, as determined by the Committee, relating to the long-term corporate needs for new and supplemental Board expertise. In addition, the Board of Directors looks for recognized achievement and reputation, an ability to contribute to specific aspects of the Company’s activities and the willingness to commit the time and effort required, including attendance at Board meetings and committee meetings of which he or she is a member.

The Company requires that a majority of the directors meet the criteria for independence required under applicable laws and regulations and the Corporate Governance & Nominating Committee considers the independence standards as part of its process in evaluating director nominees. In accordance with these standards, a director must be determined by the Board of Directors to be free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communications with Directors

Any shareholder wishing to communicate with the Board generally, Mr. Richard McGinity, Chairman of the Board, or another Board member, may do so by contacting the Company’s Corporate Secretary at the address, telephone number, facsimile or e-mail address listed below:

Canada Southern Petroleum Ltd.

#250, 706 - 7th  Avenue S.W.

Calgary, Alberta, Canada T2P 0Z1

Attention: Corporate Secretary

telephone: (403) 269-7741

facsimile: (403) 261-5667

electronic mail: info@cansopet.com

All communications will be forwarded to the Board, Mr. McGinity, or another Board member, as applicable.  The Company reserves the right to screen frivolous or unlawful communications or commercial advertisements.

ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS

AND DIRECTORS

Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Officers

The Company’s sole executive officer at December 31, 2003 was Randy L. Denecky, the Company's Treasurer, Chief Financial and Accounting Officer and Acting President (since January 7, 2002).  Effective April 1, 2004, the Board appointed Mr. John W. A. McDonald as President and Chief Executive Officer.  Mr. Denecky will continue to serve as the Company’s Chief Financial Officer.  Mr. McDonald and Mr. Denecky report directly to the Company’s Board of Directors.

John W. A. McDonald	President and Chief Executive Officer

Mr. McDonald has served as President and Chief Executive Officer since April 1, 2004. Prior to joining the Company, he worked at AltaGas Services Inc. where most recently he was in charge of that company’s exploration and production subsidiary. From 1989 to when he joined AltaGas in 1994, he held vice president positions in operations, supply and marketing for Western Gas Marketing Limited, a subsidiary of TransCanada Pipelines Limited.  From 1971 until joining TransCanada, Mr. McDonald worked for Imperial Oil Limited/Esso Resources Canada Limited in positions of increasing responsibility dealing with corporate planning, and oil and gas production. Mr. McDonald holds Bachelor (highest distinction) and Master of Engineering degrees from Carleton University (Ottawa) and an M.B.A. from University of Toronto.  Age fifty-nine.

Randy L. Denecky	Chief Financial and Accounting Officer

Mr. Denecky has been the Chief Financial and Accounting Officer of the Company since November 7, 2001, and the Acting President from January 7, 2002 to March 31, 2004.  He is a Chartered Accountant who from 1998 to 2001 was the most senior Canadian financial employee of Neutrino Resources Inc.  Mr. Denecky has 17 years of Canadian oil and gas industry experience.  Age forty-one.

Executive Compensation

The following table sets forth certain summary information concerning the compensation of Mr. John W. A. McDonald, the Company’s President and Chief Executive Officer since April 1, 2004 and Mr. Randy L. Denecky, the Company's Chief Financial Officer (collectively, the “Named Executives”).

Summary Compensation Table
	Annual Compensation				Long Term Compensation Award Options/SARs(#)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other(4) ($)
John W. A. McDonald(1) President and Chief Executive Officer	2003 2002 2001	- - -	- - -	- - -	- - -
Randy L. Denecky(2)(3) Chief Financial Officer	2003 2002 2001	$127,000 $120,000 $16,667	$40,000 $20,000 $0	$3,230 $2,880 $480	30,000 0 45,000

(1)

Mr. McDonald joined the Company on April 1, 2004 at an annual salary of $210,000.  He is entitled to receive an annual or incentive performance bonus of up to 40 per cent of the base salary, at the discretion of the Board, and will be provided with parking at an approximate annual cost to the Company of $3,000.  He was also awarded 100,000 stock options on April 1, 2004 at an exercise price of $6.21 per share that vest as to 50% of such shares on April 1, 2005 and the remaining 50% on April 1, 2006.

(2)

Mr. Denecky’s annual salary was increased to $145,000 effective April 1, 2004.

(3)

Mr. Denecky has served as the Chief Financial Officer since November 8, 2001 and also served as the Acting President from January 7, 2002 until March 31, 2004.

(4)

Mr. Denecky was reimbursed for parking during the year.

Employment Agreements

On April 1, 2004, the Company entered into an executive employment agreement with John W. A. McDonald that provides for his employment as the Company’s President and Chief Executive Officer.  The term of the agreement is for a period of three years and provides for an annual base salary of $210,000, which may be increased at the discretion of the Board of Directors.  In addition, Mr. McDonald is entitled to receive an annual or incentive performance bonus of up to 40 per cent of the base salary, at the discretion of the Board.  The agreement also provided that the Company grant to Mr. McDonald options to purchase 100,000 Limited Voting Shares of the Company pursuant to the terms of a separate stock option agreement.

The executive employment agreement provides that Mr. McDonald’s employment may be terminated upon his 90-day advance notice or by the Company on written notice with or without “cause” (as described in the executive employment agreement).  If Mr. McDonald is terminated without “cause” or himself terminates his employment within 90 days of a “change of control” (as defined in the executive employment agreement), he is entitled to severance in the amount equal to his base monthly salary times 12 months plus an additional 2 months or each additional complete year of service after the first complete year, to a maximum of 24 months.  In addition, he would be entitled to receive a lump sum equal to the cost to the Company to provide certain employee benefits that Mr. McDonald would have been entitled to during the severance period.

Effective January 1, 2003, the Company entered into an employment contract with Randy L. Denecky that provides for his employment as the Company’s Chief Financial Officer and, until March 31, 2004, as the Company’s Acting President.  The term of the contract is for a period of one year, continuing thereafter from year to year, and provides for an annual base salary of $127,000, which may be increased at the discretion of the Board of Directors.  In addition, Mr. Denecky is entitled to receive an annual bonus of up to 25 per cent of the base salary, at the discretion of the Board.  The agreement also provided that the Company grant to Mr. Denecky options to purchase 45,000 Limited Voting Shares of the Company, on the commencement of employment, pursuant to the terms of a separate stock option agreement.

The employment contract provides that Mr. Denecky’s employment may be terminated upon his 90-day advance notice or by the Company on written notice with or without “cause” (as described in the employment contract).  If he is terminated without “cause” or himself terminates his employment within 365 days of a “change of control” (as defined in the employment contract), Mr. Denecky is entitled to severance in the amount equal to twelve (12) times his base monthly salary, plus two (2) times his base monthly salary for each completed and partially completed year of service (beginning January 1, 2003), up to an overall maximum of twenty-four (24) times his base monthly salary.  In addition, he would be entitled to receive an amount equal to the most recent annual bonus and an amount equal to the present worth of certain employee benefits that Mr. Denecky would have been entitled to during the severance period.

Stock Options

The following table provides information about stock options held by the Named Executives at December 31, 2003.

Aggregated Option/SAR Exercises in 2003 and December 31, 2003 Option/SAR Values
	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs (#) at December 31, 2003		Value of Unexercised In-The-Money Options/SARs ($) at December 31, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John W. A. McDonald(1)	-	-	-	-	-	-
Randy L. Denecky	0	$0	30,000	45,000	$0	$0

(1)

Mr. McDonald was awarded 100,000 stock options on April 1, 2004 at an exercise price of $6.21 per share that vest as to 50% of such shares on April 1, 2005 and the remaining 50% on April 1, 2006.

Compensation of Directors

Prior to April 1, 2003, each of the named directors received an annual director’s fee of $30,000, a fee of $250 for each conference call meeting and $500 for each meeting requiring travel.

In light of the additional responsibilities for directors, the Board of Directors (effective April 1, 2003) increased the annual director’s fee to U.S. $35,000 and the meeting fees to U.S. $1,000 for each Board meeting.  The Board of Directors also set the fees at U.S. $1,000 for each standing committee meeting attended.  The Audit Committee Chair fee was set at U.S. $10,000 per annum.  Effective July 1, 2003, the Board of Directors set the Board Chairman fee at U.S. $100,000 per annum, at which time this annual fee would replace all other meeting fees payable to the Chairman of the Board.  During the second quarter of 2004, the Board is undertaking to review the compensation of the Chairman of the Board to ensure the compensation adequately reflects the current responsibilities of the chairmanship.

The total directors’ fees received in 2003 were as follows: Benjamin W. Heath ($22,336), Timothy L. Largay ($67,953), Arthur B. O’Donnell ($66,417), Myron F. Kanik ($87,897), Richard C. McGinity ($111,660), and D. Michael G. Stewart ($69,565).

Compensation Committee Interlocks and Insider Participation in Compensation Committee

The entire Board of Directors served in 2003 as the compensation committee, including Messrs. Largay and O’Donnell who each have previously served as an officer of the Company.

Board Compensation Committee Report

The Compensation Committee submits the following report for the year 2003:

While the Board of Directors does not maintain specific compensation policies applicable to the Company’s Chief Executive Officer or Chief Financial Officer, the Board does periodically benchmark such individuals’ compensation against appropriate competitive market data.  Both the Chief Executive Officer and the Chief Financial Officer are eligible to receive an annual cash bonus and stock option awards at the discretion of the Board and based upon each individual’s performance and contributions.  In light of Mr. Denecky’s performance and contributions to the Company in 2003, the Board granted Mr. Denecky a cash bonus of $40,000 and awarded him 30,000 stock options.

Compensation Philosophy

The Board of Directors has designed the Company’s executive compensation packages to enable the recruitment, retention and motivation of a talented set of executives.  The compensation packages are primarily comprised of base salary, discretionary annual cash bonus awards and stock options.  The Board believes that the incentive-based portion of each executive’s compensation package is a key element, particularly the annual individual performance-based incentive bonus, which is awarded in recognition of individual and Company performance each year.  The Board also believes that stock options help to align the executives’ interests with those of our shareholders and reward the executives for long-term growth in shareholder value.  The Board periodically benchmarks such individuals’ compensation against appropriate competitive market data.

Salary Determinations.  Annual salaries for Messrs. McDonald and Denecky were established by the provisions of their respective employment agreements, which are more fully described under the headings “Employment Agreements”.  The Board reviews each executive’s salary on an annual basis and determines whether an increase is warranted based on the performance of the individual and/or the Company.  There were no salary increases awarded in the 2003 fiscal year, however, the Board awarded Mr. Denecky a 14% salary increase, effective April 1, 2004, to reflect Mr. Denecky’s contribution and efforts during the year.

Bonus Determinations.  The Board may, at its discretion, pay annual incentive bonuses to the executive officers.  The Board reviews annually the executives’ performance and the performance of the Company and for 2003, based on that review, Mr. Denecky was awarded a cash bonus of $40,000.

Stock Option Awards.  Under the terms of the Company’s stock option plans, the Board has discretion to award options to purchase Limited Voting Shares of the Company to directors, officers, employees and consultants of the Company.  The Board believes that awarding options to purchase shares of the Company to its executives is an important element in their compensation packages.  These options align the executive officers’ interests with those of the shareholders by giving the executive officers a direct stake in the Company’s performance.  In determining the annual stock options awarded to executives, the Board subjectively assesses each executive’s performance during the year.  In light of Mr. Denecky’s performance during 2003, the Board granted him 30,000 options in December 2003.

Arthur B. O’Donnell

Myron F. Kanik

D. Michael G. Stewart

Richard C. McGinity

Timothy L. Largay

TSX CORPORATE GOVERNANCE REPORT

In 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the “TSE Report”) setting out a series of guidelines for effective corporate governance.  These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members.  The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines.  The Company’s approach to corporate governance is described below.

Mandate of the Board

The mandate of the Board includes:

(a)

approving strategic objectives for the Company and the overall operating and financial plans to achieve them;

(b)

identifying and managing the principal risks of the Company’s business;

(c)

verifying the integrity of the Company’s internal financial, control and management information systems;

(d)

selecting the Chief Executive Officer and approving the selection of other senior executives; and

(e)

monitoring the Company’s communications with shareholders, other stakeholders and the general public.

Composition of the Board

The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors.  An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the Company.  Each of the Company’s present directors, Messrs. Stewart, Largay, O’Donnell, McGinity and Kanik, is unrelated.  Mr. Largay is not standing for re-election as a director and Mr. McDonald has been nominated to replace him.  Mr. McDonald is a related director, as he is the President and Chief Executive Officer of the Company.  Mr. Largay is a partner in a firm which provides legal services to the Company and receives fees in amounts which are not material to the firm.  Mr. Kanik is President of Kanik and Associates Ltd., a consulting firm, which in the past has provided advisory services to the Company.

The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness.  The Board believes its present size of five directors is the most effective size at this time.  The Board established an Executive Committee comprised of Messrs. Kanik, Largay and McGinity on April 1, 2003.  On June 24, 2003, the Board established an Operations Committee comprised of Messrs. Kanik, McGinity and Stewart.

Board Committees (See also “Committees of the Board of Directors”, page 7)

Audit Committee (see also “Report of the Audit Committee”, page 19)

The TSE Report recommends that an Audit Committee of every Board be comprised only of outside (non-management) directors.  Messrs. O’Donnell, McGinity and Stewart are outside directors.

Nominating Committee

The TSE Report recommends that the Board appoint a committee of outside directors with the responsibility of proposing new nominees to the Board.  The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the Board and the contribution of the individual directors.

On March 12, 2004, the Company established a Corporate Governance & Nominating Committee and adopted a written charter for the Committee.  The charter is available on the Company’s website at www.cansopet.com.  Currently, the Committee consists of all of the members of the Board of Directors as it was determined that all the Board members were determined to be independent.  Prior to the establishment of this Committee, the entire Board performed the functions of the Nominating Committee.

Orientation and Education of New Directors

The TSE Report recommends an orientation and education program for new recruits to the Board.  The Board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new Board member to perform the duties of a director.  Effective March 12, 2004, the Corporate Governance & Nominating Committee has assumed the responsibility, as stated in its charter, for the initial orientation and ongoing education of the directors.

Compensation of Directors

The TSE Report recommends that the Board review the adequacy and form of compensation of directors and ensure that the compensation reflects the responsibilities and risk involved in being an effective director.  The Board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.  Effective March 12, 2004, the Corporate Governance & Nominating Committee has assumed the responsibility, as stated in its charter, for reviewing and making recommendations to the Board on director compensation.

Management’s Responsibilities

The TSE Report recommends that the Board develop position descriptions for the Board and the Chief Executive Officer with definitions of the limits of management’s responsibility.  Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full Board or the Operations Committee. Mr. McDonald is required (whenever practicable) to report to the Board in a comprehensive manner on any significant proposed activities and transactions of the Company, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or which have been concluded.  Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

The TSE Report recommends that the Board ensure that it can operate independently of management.  If Mr. McDonald is elected as a director, there will be four non-management directors and one management director on the Company’s Board; therefore, the Board believes it can effectively operate independently of management.

The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances.  The Board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

Any shareholder wishing to communicate with the Board of Directors may do so by any of the means set out in the section entitled “Communication with Directors” on page 10 of this Proxy Statement.

PERFORMANCE GRAPH

The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Market Index and an Industry Group Index. (Media General’s Independent Oil and Gas Industry Group).

The chart displayed below is presented in accordance with SEC requirements.  Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

	1998	1999	2000	2001	2002	2003

Canada Southern	100	117.50	96.26	105.20	54.20	103.00
Independent Oil & Gas	100	140.10	203.31	166.14	173.97	271.35
NASDAQ Market Index	100	176.37	110.86	88.37	61.64	92.68

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contingent Interests

On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% (an additional 0.75% was granted in 1997 to litigation counsel) of any and all net recoveries from the defendants in the Kotaneelee gas field litigation due to the defendants’ failure to assure the earliest feasible development and marketing of gas and due to other failures.  The following interests were granted directly or indirectly to individuals who were then directors or who subsequently became directors of the Company:

         Party

Interest Granted (%)

Murtha Cullina LLP (Mr. Largay, a partner of the firm and a director since 1997)

1.00

Arthur B. O’Donnell (A director since 1997)

0.33 1/3

Benjamin W. Heath (A director since 1956)

0.25

Subsequent to the Kotaneelee litigation settlement, the Company’s Board of Directors established a committee comprised solely of directors with no direct or indirect personal interest in the contingent interests.  This independent committee of directors, comprised of Messrs. Kanik, McGinity and Stewart, consulted with independent outside counsel with regard to what amounts, if any, were payable pursuant to the contingent interests.

In early October 2003, counsel to the independent committee advised each of the contingent interest grantees that the committee had concluded, based on advice of counsel, that there was no entitlement arising under such interests.  Arthur B. O’Donnell and Murtha Cullina LLP each notified counsel to the committee of their agreement with the committee’s conclusion.

The Company was advised that certain contingent interest grantees, including Mr. Heath, had retained legal counsel to advise them on and pursue the matter with the Company.  These grantees maintained that the contingent interests applied to the withheld processing fees, production revenues from the field, and other alleged recoveries which could total more than $200,000,000.

In March 2004, in order to avoid a potentially prolonged, expensive and distracting litigation, the Company reached an agreement for an all-inclusive settlement with certain parties, including Benjamin W. Heath, who were asserting these claims of entitlement against the Company’s net recoveries in the Kotaneelee litigation.  Under the terms of the settlement, Canada Southern paid these parties a total of $1,000,000 in return for a general release from the parties asserting the claims and an agreement by the Company not to seek an adjustment in the prior payments for professional services made to prior litigation counsel.

Consulting Agreement

Mr. Myron Kanik, who was elected a director on April 29, 2002, previously agreed to consult with the Company for a one-year term commencing May 1, 2002 and received compensation in the amount of $66,667 for the period ending December 31, 2002 in exchange for his consulting services.  The Company and Mr. Kanik renewed this consulting agreement for an additional one-year term which commenced on May 1, 2003.  This agreement was terminated effective October 31, 2003.  For the year ended December 31, 2003, Mr. Kanik was paid $83,334 for his consulting services.

Royalty Interests

Mr. Benjamin W. Heath, a director of the Company until June 24, 2003, has royalty interests in certain of the Company’s oil and gas properties (present or past) which were received directly or indirectly from the Company:  Mr. Heath’s interests range from 1.772% to 2%; and the interests of a trust (in which Mr. Heath has a 54.4% beneficial interest), range from 7.603% to 7.8%.  In each case, the applicable percentage depends on the property on which the royalty is paid.  During 2002, the Company and third-party operators and/or owners of properties made payments to Mr. Heath in the amount of U.S. $21,007.  Mr. Heath has not provided Canada Southern with amounts received in 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

Auditors

Ernst & Young LLP has served as the independent auditors of the Company since 1954. Representatives of Ernst & Young LLP are expected to be present at the Annual General Meeting.  They will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions of shareholders.

Fees

Fees paid to Ernst & Young LLP by the Company for the years ended December 31, 2003 and 2002 were as follows:

	2003	2002
Audit Fees	$103,138	$79,723
Audit-Related Fees	6,690	10,035
Tax Fees	82,830	27,794
All Other Fees	-	-
Total fees	$192,658	$117,552

Audit Fees paid included:

-

$66,900 ($51,848 for 2002) for the audit of the Company’s Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

-

$36,238 for the 2003 first, second and third quarter reviews ($27,875 for the 2002 first, second and third quarter reviews) for the Company’s Consolidated Financial Statements included in Form 10-Qs.

Audit-related fees included $6,690 in 2003 for consultation regarding adoption of FASB Statement No. 143 “Accounting for Asset Retirement Obligations” and $10,035 in 2002 for assistance in documenting internal controls and procedures over financial reporting.

The tax fees were for tax return preparation assistance and tax-related consultation.

Pre-Approval Policies

Under the terms of the Audit Committee Charter, the Audit Committee is required to pre-approve all the services provided by, and fees and compensation paid to, the independent auditors for both audit and permitted non-audit services.  When it is proposed that the independent auditors provide additional services for which advance approval is required, the Audit Committee may form and delegate authority to a subcommittee consisting of one or more members, when appropriate, with the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are to be presented to the Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

On January 28, 2000 the Board of Directors adopted a formal, written charter for the Audit Committee of the Company, which was revised on February 26, 2004.  Each member of the Audit Committee is an "independent director" under applicable laws and regulations.

In connection with the preparation and filing of the Company's audited financial statements for the year ended December 31, 2003 (the "audited financial statements"), the Audit Committee performed the following functions:

-

The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors.  The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments; and the clarity of disclosures in forward looking statements.

-

The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

-

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors’ non-audit services to the Company with the auditors’ independence.

Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the U.S. Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

D. Michael G. Stewart (Chair)

Arthur B. O’Donnell

 Richard C. McGinity

SHAREHOLDER PROPOSALS

Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company’s 2005 Annual General Meeting of Shareholders must submit the proposal on or before December 30, 2004.

If a shareholder wishes to present a proposal at the Company's 2005 Annual General Meeting of Shareholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the shareholder must give advance notice to the Company prior to the deadlines set forth in the Company's Articles of Association.

If a shareholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article 76 of the Company's Articles of Association applies.

Notice of Business to be Brought Before a Shareholders’ Meeting

Article 76 of the Company’s Articles of Association provide in part that

At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member.  For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a member’s notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

A member’s notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting:

(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) the name and address, as they appear on the Company’s books, of the member intending to propose such business;

(c) the class and number of shares of the Company which are beneficially owned by the member;

(d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

(e) any material interest of the member in such business.

Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76.  The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

To be timely under Article 76, a shareholder's notice must be received by the Company on or before March 17, 2005, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

If a shareholder's proposal relates to the nomination of persons for election to the board of directors, Article 110A of the Company's Articles of Association applies.

Article 110A of the Company's Articles of Association provide in part that

110A. Only persons who are nominated in accordance with the procedures set forth in these Articles shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company only may be made at an annual general meeting of members (and not at a special general meeting) (a) by or at the direction of the Board of Directors or (b) by any member of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article 110A. Nominations by members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

Each such notice shall set forth:

(a) the name and address of the member who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that the member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; and

(d) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the Company if elected.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in these Articles. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Articles, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

To be timely under Article 110A, a shareholder's notice must be received by the Company on or before March 17, 2005, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

Shareholder proposals relating to the Company’s Annual General Meeting of Shareholders must be received by the Company at its principal office, #250, 706 - 7th Avenue S.W. Calgary, Alberta Canada T2P 0Z1.  The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company’s Articles of Association and the proxy rules relating to such inclusion.

The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

D. Michael G. Stewart

Secretary

Dated:  April 29, 2004

EXHIBIT A

CANADA SOUTHERN PETROLEUM LTD.

Audit Committee Charter

(Originally adopted January 28, 2000,

revised February 26, 2004)

1.

This charter (the “Charter”) governs the operations of the audit committee (the “Committee”) of the board of directors (the “Board”) of Canada Southern Petroleum Ltd. (the “Company”).

Purpose of the Audit Committee

2.

The Committee shall assist the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements.   In performing its duties, it is the responsibility of the Committee to maintain free and open communication between the directors, the Company’s independent audit firm (the “Outside Auditor”) and the financial management of the Company.

Composition of the Committee

3.

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (a) satisfy the independence and experience requirements of any applicable U.S. or Canadian Federal, state or provincial securities and corporate laws and regulations and the listing standards of each securities exchange on which the Company’s securities are traded (together, “Applicable Law”); and (b) be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

4.

All members of the Committee at the time of their appointment to the Committee must be able to read and understand financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements, and at least one member will have accounting or related financial management expertise which results in the member’s financial sophistication. To the extent required by Applicable Law, or, if not required to the extent reasonably feasible, at least one member of the Committee shall qualify as an “audit committee financial expert” as defined by Applicable Law, as determined annually by the Board.

5.

Appointment to the Committee, the determination of the “independence” of each Committee member, and the designation of one or more Committee members as an “audit committee financial expert,” shall be made on an annual basis by the Board.  The Board shall also fill any vacancies as they occur and may remove any member at any time.  Unless a Chair is appointed by the Board, the members of the Committee may designate a Chair by majority vote of the Committee.

Meetings; Organization

6.

The Committee shall meet at least four times annually, or more frequently as the Chair or the Committee deems appropriate, or at the request of the Company’s Outside Auditor.  As part of its responsibilities to foster open communication, the Committee should meet at least annually with management and with the Outside Auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  The Committee may ask members of management, legal counsel, representatives of the Outside Auditor or others to attend its meetings or provide information.

7.

The Committee shall be subject to the provisions of the Company’s Articles of Association.  The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with  this Charter;  the Articles of Association or  Applicable Law.

8.

The Committee shall keep minutes of each meeting, which shall be approved by the Committee members and shall be given to the corporate Secretary for filing with the corporate records.  The Committee shall also submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board.  The Chairman shall report to the Board from time to time and as requested by the Board.

Committee Authority and Responsibilities

9.

In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities, and personnel of the Company and shall have the sole authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms.  The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report or related work and to any outside advisors employed by the Committee.

10.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.  In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

(a)

The Committee shall have a clear understanding with management and the Outside Auditor that the Outside Auditor is accountable to the Committee and to the Board, as representatives of the Company’s shareholders.  The Committee shall have the sole authority and responsibility to select (and, if required by Applicable Law, recommend to the Company’s shareholders for approval), evaluate and, where appropriate, replace the Outside Auditor.  The Committee shall be directly responsible for approving the level of compensation of the Outside Auditor and the oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The Outside Auditor shall report directly to the Committee.

(b)

The Committee shall annually review and evaluate the qualifications, performance and independence of the lead partner of the Outside Auditor and assure regular rotation of the lead audit partner and reviewing partner as required by Applicable Law and evaluate the appropriateness of rotating the independent audit firm and provide its conclusions to the Board.

(c)

The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor, subject to the de minimis exceptions for non-audit services described in Applicable Law which are approved by the Committee prior to the completion of the audit.  The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

(d)

On an annual basis, the Committee shall obtain from the Outside Auditor a written communication delineating all their relationships and professional services as required by Applicable Law regarding the independence of auditors.  In addition, the Committee shall review with the Outside Auditor the nature and scope of any disclosed relationships or professional services and take any appropriate action to ensure the continuing independence of the Outside Auditor.

(e)

The Committee shall meet with the Outside Auditor and management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the Outside Auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the Outside Auditor.

(f)

The Committee shall meet regularly with the Outside Auditor without members of management present.  Among the items to be discussed in these meetings are the Outside Auditor’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the Outside Auditor received during the course of audit.

(g)

The Committee shall review with the Outside Auditor and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.  Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.  The Committee shall also review and discuss with management and the Outside Auditors (i) the annual report prepared by management with respect to the Company’s internal control over financial reporting and (ii) the attestation report pertaining thereto to be delivered by the Outside Auditor.  The Committee shall also obtain from the Outside Auditor periodic assurances that the Outside Auditor is complying with all provisions of Applicable Law which require the Outside Auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the Outside Auditor has reached specified conclusions with respect to such illegal acts.

(h)

The Committee shall discuss in advance with management the Company’s practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information (if any), and financial information and earnings guidance; and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any, and aggregate contractual obligations on the Company’s financial statements.

(i)

The Committee shall review the Company’s financial statements, management’s discussion and analysis and earnings press releases before the Company publicly discloses this information.

(j)

The Committee shall review and discuss the quarterly financial statements with financial management and the Outside Auditor prior to the filing under Applicable Law of any reports or information with respect thereto (and prior to the press release of results, if possible) to determine that the Outside Auditor does not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditor under generally accepted accounting standards.  The Chair of the Committee may represent the entire Committee for purposes of this review.

(k)

The Committee shall review and discuss with management and the Outside Auditor the financial statements to be included in the Company’s annual disclosure documents, to determine that the Outside Auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.  The Committee shall also review and discuss with financial management and the Outside Auditor: (i) the results of their timely analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices; (ii) the Outside Auditor’s judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; (iii) any matters required to be communicated to the Committee by the Outside Auditor under generally accepted auditing standards, or (iv) any other reports of the Outside Auditor required by law or professional auditing standards, including reports on: critical accounting policies and practices used in preparing the financial statements; alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and other significant written communications between the Outside Auditors and the management of the Company, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

(l)

The Committee must be satisfied that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, other than the disclosure referred to in subsection (i), and must periodically assess the adequacy of those procedures.

(m)

The Committee must review and approve the Company’s hiring policies regarding employees and former employees of the present and former Outside auditors.

(n)

The Committee shall report the results of the annual audit to the Board, and if requested by the Board, invite the Outside Auditor to attend the Board meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

(o)

The Committee shall review disclosures, if any, made by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s periodic reports regarding: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting.

(p)

To the extent required by Applicable Law, the Committee shall prepare and publish a Committee report for inclusion in the Company’s annual proxy statement and provide any additional disclosures in the proxy statement or the Company’s disclosure documents.

(q)

The Committee shall review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

(r)

The Committee shall inquire of management and the Outside Auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

(s)

The Committee shall review accounting and financial human resources and succession planning within the Company.

(t)

To the extent required by Applicable Law, the Committee shall review and approve any “related-party” transactions involving the Company and officers, directors or shareholders beneficially owning more than 10% of any class of equity security of the Company.

(u)

The Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

(v)

The Committee shall perform any other duties consistent with this Charter, the Articles of Association and Applicable Law as the Committee or the Board deems necessary.

(w)

The Committee shall obtain Board approval of this Charter, shall annually review and reassess the adequacy of this Charter as conditions dictate, and shall publish the Charter as required by Applicable Law.

(x)

The Committee shall also annually review the Committee’s own performance and present a report to the Board of the performance evaluation of the Committee.

Receipt and Treatment of Complaints

11.

The Committee shall establish and oversee procedures for: the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, or other matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Limitation of Committee’s Role

12.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s Outside Auditor is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee’s responsibility is to oversee and review these processes.  The members of the Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditor or other persons with professional or expert competence.